UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2011

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-15491	57-0923789
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 Kemet Way, Simpsonville, SC	29681
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 963-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 24, 2011, KEMET Corporation (the “Company”) and a selling securityholder, K Equity, LLC (“K Equity”), entered into an underwriting agreement (“Underwriting Agreement”) with Deutsche Bank Securities Inc., in connection with the offering of a total of 7 million shares of the Company’s common stock (the “Offering”), at a public offering price of $14.60 per share. The shares to be offered are subject to issuance upon exercise of a currently outstanding and exercisable warrant (the “Warrant”) held by K Equity, a portion of which will be sold to and exercised by the underwriters in connection with their sale of the underlying shares. The Underwriting Agreement contains customary representations, warranties and covenants and contains customary closing conditions. In the Underwriting Agreement, the Company agreed to indemnify the underwriters and the selling securityholder against certain liabilities that could be incurred by them in connection with the Offering.

The closing of the sale of the shares contemplated by the Underwriting Agreement is expected to occur on May 31, 2011. The selling securityholder will receive all of the proceeds from the offering, and the Company will not receive any proceeds from the sale of shares in the Offering.

The Offering was made pursuant to a base prospectus dated March 4, 2011 and a prospectus supplement dated May 25, 2011, filed as part of the Company’s registration statement on Form S-3 (File No. 333-172628) (“Registration Statement”), originally filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2011.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the form of Underwriting Agreement filed as Exhibit 1.1 hereto.

In connection with the Offering, the following exhibits are being filed with this Current Report on Form 8-K to be incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1), (ii) a consent of Paumanok Publications, Inc. (Exhibit 23.1) and (iii) certain information relating to Part II, Item 14, “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.1).

Item 8.01 Other Events

On May 24, 2011 the Company issued a press release announcing the launch of the Offering, and on May 25, 2011 the Company issued a press release announcing the pricing of the Offering. Copies of these press releases are attached as Exhibits 99.2 and 99.3 hereto, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d.) Exhibits

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated May 24, 2011, by and among the Company, K Equity and Deutsche Bank Securities Inc.

23.1	Consent of Paumanok Publications, Inc.

99.1	Information relating to Part II, Item 14, “Other Expenses of Issuance and Distribution” of the Company’s registration statement on Form S-3 (333-172628), as amended.

99.2	Launch Press Release, dated May 24, 2011.

99.3	Pricing Press Release, dated May 25, 2011.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2011

KEMET Corporation

/s/ R. James Assaf

	Name:	R. James Assaf

	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated May 24, 2011, by and among the Company, K Equity and Deutsche Bank Securities Inc.

23.1	Consent of Paumanok Publications, Inc.

99.1	Information relating to Part II, Item 14, “Other Expenses of Issuance and Distribution” of the Company’s registration statement on Form S-3 (333-172628), as amended.

99.2	Launch Press Release, dated May 24, 2011.

99.3	Pricing Press Release, dated May 25, 2011.